Northwest Bancorporation, Inc.

Randall L. Fewel
President & Chief Executive Officer

Christopher C. Jurey
Executive Vice President & CFO

1
Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

2

Overview of Northwest Bancorporation, Inc.

  Founded in 1989 as Inland Northwest Bank (INB)
  Formed Northwest Bancorporation, Inc. holding company in 1991 – transferred ownership of INB to Bancorp in 1993
  Bancorporation subsidiaries are Inland Northwest Bank and Northwest Bancorporation Capital Trust I
  Registered with the SEC in 1998. Traded on the OTCBB under the stock symbol NBCT
  Headquartered in Spokane, WA
  One of the first state-chartered banks in the country to cross state lines when INB opened a branch in Post Falls, Idaho in 1996
  Currently operating in ten locations: seven in Spokane, two in north Idaho and one in Walla Walla, Washington
  $244 million in assets on September 30, 2005. 105 employees
3

Focus

  Small business lending (complimented by a strong residential mortgage department)
  Be one of the top three business banks in each market
  Need to grow to be able to more efficiently absorb the costs of compliance
    Organic growth
    New markets
    New lines of business
    Acquisitions
4

Infrastructure is fully developed

5

Asset Mix September 30, 2005

6

Asset Growth

7

Loan Growth

8

Funding Mix September 30, 2005

9

Core Funding

10

Net Income

11

Earnings per Share

12

Return on Average Assets

13

Return on Average Equity

14

Efficiency Ratio

15

Delinquent Loans

16

Non-performing Assets

17

Charge-off Experience

18

Stock Price

19

Cash Dividends to Net Income

20

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November 1, 2005

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Northwest Bancorp Inc

Delayed (Nov 01 1:59 PM EST)

NBCT 16.30 N/A

16.40
16.20
16.00
15.80
15.60
15.40
Aug
Sep
Oct
Nov
Nov 1, 2005
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Today | 5 Dy | 1 Mo | 3 Mo | 1 Yr | more

Last Price	Change $	Change %	Tick
16.30	N/A	N/A	-
Bid	**Bid Size**	**Ask**	**Ask Size**
16.25	200	20.00	200
Open	**High**	**Low**	**Prev Close**
N/A	N/A	N/A	16.30
Last Trade	**Volume**	**52 Wk Hi**	**52 Wk Lo**
10/26/05	0	16.30	12.44
Market Cap	**Ex-Div Date**	**Div. Rate**	**Yield**
34.37 m	N/A	N/A	N/A
Shares	**EPS (TTM)**	**PE Ratio**	**Exchange**
2.11 m	0.96	17.00	OBB

Northwest Bancorp Inc Headlines

As of Nov 01 2:14 PM EST

10/24/05 1:22 PM	Northwest Bancorporation, Inc. Announces Third Quarter Financial Information - PrimeZone
07/21/05 5:53 PM	Northwest Bancorporation, Inc. Announces Second Quarter Financial Information - PrimeZone
04/20/05 1:28 PM	Northwest Bancorporation, Inc. Announces Cash and Stock Dividends - PrimeZone
04/14/05 4:38 PM	Northwest Bancorporation, Inc. Announces First Quarter Financial Information - PrimeZone

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21

Inland Northwest Bank, Spokane, Post Falls, Coeur d'Alene, WA, ID - Microsoft Internet Explorer...

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INB INLAND NORTHWEST BANK

Local and Proud of It!

Online Banking | Personal Services | Business Services | Investor Relations | About Us | Contact Us | Home Page

Inland Northwest Bank is a locally-owned community bank. We offer a complete inventory of banking products and services. Customer service is important to us and we specialize in helping small businesses. Please call or stop by any one of our nine conveniently located bank branches. And if you need help with a residential mortgage don't forget to call INB.

What's New? Click Here | Bill Pay Demo Click Here

Serving the Inland Northwest

EQUAL HOUSING LENDER

MEMBER FDIC

COPYRIGHT (C) INLAND NORTHWEST BANK

READ INB INTERNET PRIVACY POLICIES

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Inland Northwest Bank, Spokane, Post Falls, Coeur d'Alene, WA, ID - Microsoft Internet Explorer...

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INB INLAND NORTHWEST BANK

Local and Proud of It!

Online Banking | Personal Services | Business Services | Investor Relations | About Us | Contact Us | Home Page

INB

SEC FILINGS NORTHWEST BANCORPORATION, INC.

View our Filings with the US Securities and Exchange Commission.

Form Type	Date Filed	Description
8k	October 24, 2005	Press release, dated October 24, 2005, announcing third-quarter financial results.
10QSB	August 5, 2005	Quarterly Transition Report for the period from April 1, 2005 to June 30, 2005.
8k	July 21, 2005	Press release, dated July 21, 2005, announcing second-quarter financial results.
10QSB	May 6, 2005	Quarterly Transition Report for the period from January 1, 2005 to March 31, 2005.
8k	April 20, 2005	Press release, dated April 20, 2005, announcing cash and stock dividends.
8k	April 15, 2005	Press release, dated April 14, 2005, announcing first-quarter financial results.

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